SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                 FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                              November 29, 2005
                              -----------------
                               Date of Report
                     (Date of earliest event reported)


                                  EGENE, INC.
                                  -----------
           (Exact name of registrant as specified in its charter)



    Nevada                          0-32393                     87-0645507
    ------                          -------                     ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)

                    17841 Fitch, Irvine, California 92614
                    -------------------------------------
                   (Address of Principal Executive Offices)

                               (949) 250-8686
                               --------------
                       (Registrant's Telephone Number)

                                     N/A
                                    -----
        (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Election of Directors and Executive Officers.
---------------------------------------------

     (c) Effective on November 29, 2005, and by resolution of our Board of Directors, Peter Sheu became our Chief Financial Officer.

     The following delineates certain information about Mr. Sheu:


                                      Date of             Date of
                  Positions         Election or        Termination
Name              Held              Designation       or Resignation
----              ---------         -----------       --------------
Peter Sheu        Chief Financial   11/29/05          *
                  Officer

          * This person presently serves in the capacity indicated opposite his name.

Term of Office.
---------------

     Mr. Sheu was engaged as our CFO for a period of three (3) years, commencing November 29, 2005, at an annual salary of $120,000.

Business Experience.
--------------------

     The following is a summary of the recent business experience of Mr. Sheu:

Peter Sheu, Chief Financial Officer, has 15 years of experience in capital markets, corporate finance and technology sector. Most recently, and since 1999, Mr. Sheu was Chief Financial Officer of Simax Technologies Inc., a private material technology company based in Irvine, California. He was Senior Financial Officer of U-Land Group in Taipei, Taiwan, from 1997 to 1999, and the Assistant Vice President and Director of Yilishen Textiles in Shanghai, China, from 1995 to 1996. Mr. Sheu has received Degrees in Master of Science in Finance and Master of Architecture from the University of Illinois at Urbana-Champaign.

Legal Proceedings.
------------------

     During the last five years, Mr. Sheu has not been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was, or is, subject to a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities law or finding any violation of such laws or is involved in any other legal proceeding which is required to be disclosed under Item 401(f) of Regulation SB promulgated by the Securities and Exchange Commission. He is also not involved in any material legal proceeding involving us or in any action with an interest adverse to us.

Audit Committee Financial Expert.
---------------------------------

     We do not have an audit committee or an audit committee financial expert. Thus, our Company's common stock may not be listed on any national securities exchange or by any national securities association. This will limit the ability of our shareholders to sell their shares in these markets.

Transactions.
-------------

     Except as indicated herein, there have been no transactions between us and Mr. Sheu during the last two calendar years ended December 31, 2004, and 2003, or to the date hereof.

                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        eGENE, INC.


Date: 12/07/05                          /s/ Ming S. Liu
      --------------                    ------------------------
                                        Ming S. Liu
                                        CEO